UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________________
FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 22, 2013
___________________________________________
THE GOLDFIELD CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________________

Delaware	1-7525	88-0031580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1684 West Hibiscus Blvd. Melbourne, FL	32901
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (321) 724-1700
 ___________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.
Execution of Master Loan Agreement
On April 22, 2013, The Goldfield Corporation (the “Company”), the Company's wholly owned subsidiaries, Southeast Power Corporation (“Southeast Power”), Bayswater Development Corporation (“Bayswater”), and Pineapple House of Brevard, Inc. (“Pineapple House”), entered into a Master Loan Agreement (the “Master Loan Agreement”) with Branch Banking & Trust Company (“BB&T”). The Master Loan Agreement replaces all previous BB&T loan agreements and eliminates the need to restate a loan agreement each time a new note is executed or an existing loan is renewed.
The Master Loan Agreement includes similar terms and conditions as those set forth in the previous loan agreements. The Master Loan Agreement contains the same Tangible Net Worth covenant requirement of $18,000,000 and the same Debt to Tangible Net Worth ratio requirement of 2.25:1.0.
The following table reflects the previously existing BB&T loans and the two new equipment loans described below all of which are now subject to the Master Loan Agreement:

Loan Description	Loan Amount	Outstanding Balance as of April 22, 2013	Maturity Date
Working Capital Loan	$5,000,000	$2,000,000	January 16, 2014
$6.94 Million Equipment Loan	6,940,000	4,491,377	February 22, 2016
$1.50 Million Equipment Loan	1,500,000	1,329,000	October 17, 2016
$4.25 Million Equipment Loan	4,250,000	4,054,000	September 19, 2016
$1.50 Million Equipment Loan	1,500,000	—	April 22, 2017
$5.00 Million Equipment Loan	5,000,000	—	April 22, 2018
New Southeast Power Equipment Loans
On April 22, 2013, Southeast Power entered into additional financing for purchases of equipment and vehicles owned by Southeast Power, through increased borrowings with BB&T totaling $6.5 million. $1.5 million of such borrowings mature on April 22, 2017 and $5.0 million mature on April 22, 2018. These borrowings, as well as the previously existing BB&T equipment loans, are guaranteed by the Company, Pineapple House, and Bayswater.
The new equipment loans, as well as the previously existing BB&T equipment loans, and the Working Capital Loan, bear interest at a rate per annum equal to One Month LIBOR (as defined in the loan documents) plus 2.50%, which will be adjusted monthly. In addition, the rate of interest added to the One Month LIBOR will increase from 2.50% to 2.90% if the Debt to Tangible Net Worth ratio exceeds 1.6:1.0.
Accrued interest for the new $1.5 million equipment loan is payable monthly commencing on May 22, 2013, and continuing on the same day of each month thereafter, until October 22, 2013. Commencing on November 22, 2013, payments of principal in the amount of $35,714.29 plus accrued interest will be made each month thereafter, with one final payment of all remaining principal and accrued interest due on April 22, 2017.
Accrued interest for the new $5.0 million equipment loan is payable monthly commencing on May 22, 2013, and continuing on the same day of each month thereafter, until October 22, 2013. Commencing on November 22, 2013, payments of principal in the amount of $92,592.59 plus accrued interest will be made each month thereafter, with one final payment of all remaining principal and accrued interest due on April 22, 2018.

The obligations of Southeast Power pursuant to the new equipment loans, as well as the previously existing BB&T equipment loans, are secured by the grant of a continuing security interest in the following now owned and hereafter acquired and wherever located personal property of Southeast Power: (i) machinery and equipment, including all accessions thereto, and all manufacturers' warranties, parts and tools therefore; (ii) all vehicles; and (iii) to the extent not listed in (i) and (ii) all proceeds (cash and non-cash) and products of the foregoing.
The equipment loans include covenants and agreements that are customary for loans of this type, including provisions which accelerate the repayment of outstanding amounts if an event of default occurs.
The foregoing descriptions of the Master Loan Agreement and the equipment loans do not purport to summarize all of the provisions of these loans and are qualified in their entirety by reference to the loan documents filed herewith as Exhibits 10-1 through Exhibit 10-9, with each of the foregoing incorporated herein by reference.
Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth, and the exhibits identified, in Item 1.01 are incorporated herein by reference.
Item 9.01.    Financial Statements and Exhibits.

Exhibit	Description of Exhibit

10-1	Master Loan Agreement, dated April 22, 2013, by and between BB&T and the Company, Southeast Power, Pineapple House and Bayswater

10-2	Promissory Note, dated April 22, 2013, relating to Southeast Power $1.5 million equipment loan

10-3	Addendum to Promissory Note, dated April 22, 2013, relating to Southeast Power $1.5 million equipment loan

10-4	Security Agreement, dated April 22, 2013, relating to Southeast Power $1.5 million equipment loan

10-5	Guaranty Agreement, dated April 22, 2013, relating to Southeast Power $1.5 million equipment loan

10-6	Promissory Note, dated April 22, 2013, relating to Southeast Power $5.0 million equipment loan

10-7	Addendum to Promissory Note, dated April 22, 2013, relating to Southeast Power $5.0 million equipment loan

10-8	Security Agreement, dated April 22, 2013, relating to Southeast Power $5.0 million equipment loan

10-9	Guaranty Agreement, dated April 22, 2013, relating to Southeast Power $5.0 million equipment loan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: April 25, 2013

THE GOLDFIELD CORPORATION

By: /s/ STEPHEN R. WHERRY
Stephen R. Wherry
Senior Vice President, Chief Financial Officer (Principal Financial and Accounting Officer), Treasurer and Assistant Secretary

EXHIBIT INDEX

Exhibit	Description of Exhibit

10-1	Master Loan Agreement, dated April 22, 2013, by and between BB&T and the Company, Southeast Power, Pineapple House and Bayswater

10-2	Promissory Note, dated April 22, 2013, relating to Southeast Power $1.5 million equipment loan

10-3	Addendum to Promissory Note, dated April 22, 2013, relating to Southeast Power $1.5 million equipment loan

10-4	Security Agreement, dated April 22, 2013, relating to Southeast Power $1.5 million equipment loan

10-5	Guaranty Agreement, dated April 22, 2013, relating to Southeast Power $1.5 million equipment loan

10-6	Promissory Note, dated April 22, 2013, relating to Southeast Power $5.0 million equipment loan

10-7	Addendum to Promissory Note, dated April 22, 2013, relating to Southeast Power $5.0 million equipment loan

10-8	Security Agreement, dated April 22, 2013, relating to Southeast Power $5.0 million equipment loan

10-9	Guaranty Agreement, dated April 22, 2013, relating to Southeast Power $5.0 million equipment loan